EXHIBIT 10(E)

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                            PCA INTERNATIONAL, INC.

                      1992 NON-QUALIFIED STOCK OPTION PLAN
                   AS AMENDED AND RESTATED AS OF MAY 24, 1995

1.  PURPOSE.


    The purpose of the 1992 Non-Qualified Stock Option plan is to attract and retain outstanding key management persons and to provide an incentive to, and encourage stock ownership in, PCA International, Inc. by those persons active in the management of
PCA International, Inc. and its subsidiaries.


2. DEFINITIONS.


    (a) The term "Board of Directors" shall mean and refer to the Board of Directors of the Company.


    (b) The term "change in control" shall mean and refer to any event, the result of the occurrence of which would be a change in control of the Company of a nature that such event would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, promulgated pursuant to Section 13 of the Securities Exchange Act of 1934 (whether or not the Company is required to file such a report).


    (c) The term "Common Stock" shall mean and refer to the shares of the Company's $0.20 par value common stock.


    (d) The term "Company" shall mean and refer to PCA International, Inc.


    (e) The term "Disabled" or a "Disability" shall mean and refer to an Optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986.


    (f) The term "employee" or "in the employ" shall mean and refer to persons who are employees as determined in accordance with Section 3401(c) of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

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    (g) The term "management" shall mean and refer to any management capacity in which the Optionee serves with respect to the Company or any of its Subsidiaries including, but not limited to, serving as a director, whether or not such Optionee is an employee of the Company.

    (h) The term "Normal Retirement," except with respect to a non-employee director, shall mean and refer to an event of Normal Retirement as defined in the Company's Corporate Human Resources Manual as in effect at the date of such Optionee's Normal Retirement.


    (i) The term "Plan" shall mean and refer to this 1992 Non-Qualified Stock Option Plan.


    (j) The term "option" or "options" shall mean and refer to any stock option granted pursuant to this Plan. The term "Discretionary Stock Option" or "Discretionary Stock Options" shall mean and refer to any option authorized and granted by the Plan Administration Committee at its discretion pursuant to Paragraph 6(a)(i). The term "Formula Plan Option" or "Formula Plan Options" shall mean and refer to any option issued to a member of the Board of Directors pursuant to Paragraph 6(a)(ii). The term "Deferral Election Stock Option" shall mean and refer to any option issued to a non-employee member of the Board of Directors pursuant to the election of such Director to receive such option in lieu of cash made in accordance with Paragraph 6(a)(iii).


    (k) The term "Option Price" shall mean and refer to the price to be paid upon the exercise of all or any part of any option granted under this Plan for each share of Common Stock.


    (l) The term "Optionee" shall mean and refer to any person to whom an option is granted pursuant to this Plan.


    (m) The term "Plan Administration Committee" shall mean and refer to a committee of the Board of Directors, consisting of three or more disinterested persons within the meaning of Regulation B240.16b-3(c)(2)(i) promulgated under
Section 16 of the Securities Exchange Act of 1934.

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    (n) The term "Subsidiary" and "Subsidiaries" shall mean and refer to any domestic or foreign corporation of which at least fifty percent (50%) of the total combined voting power of all classes of stock is beneficially owned by the Company or by any Subsidiary of the Company.


    (o) The term "16(b) Officers" shall mean and refer to those officers of the Company who are deemed to be officers for the purposes of Section 16(b) of the Securities Exchange Act of 1934.

(p) The term "Initial Election Date" shall mean, for each member of the Board of Directors, the later to occur of (i) the date the Third Amendment to the Plan is adopted by the Board of Directors, or (ii) the date of such member's initial election or appointment to the Board of Directors.


3. ADMINISTRATION.


    (a) This Plan shall be administered by the Plan Administration Committee of the Board of Directors.


    (b) In the case of Discretionary Stock Options issued pursuant to Paragraph 6(a)(i), the Plan Administration Committee shall have the full authority and discretion to determine, consistent with the provisions of this Plan, the persons to be granted options, the times at which options shall be granted, the number of shares of Common Stock covered by each option, the Option Price, the method of payment for each option, the term of each option, and the other conditions thereof.

    (c) The Board of Directors shall have full authority to interpret the Plan. The interpretation and construction by the Board of Directors of any provisions of the Plan or any option granted under it shall be final. No member of the Board of Directors or the Plan Administration Committee thereof shall be liable for any actions or determinations
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made in good faith with respect to this Plan or any options granted hereunder.

4. ELIGIBILITY.


    (a) Discretionary Stock Options may be granted to key employees of the Company or any of its Subsidiaries, including directors and officers of the Company who are also key employees.


    (b) Formula Plan Options and Deferral Election Stock Options may be granted only to members of the Board of Directors who are not also employees.

5. SHARES SUBJECT TO THE PLAN.


    (a) The maximum number of shares of the Company's Common Stock which may be issued upon exercise of options granted pursuant to the Plan to any eligible Optionee as determined in accordance with Paragraph 4 of this Plan, shall not exceed 1,725,000 shares. The maximum number of shares stated above is subject to adjustment under the provisions of Paragraph 5(b) below. The shares of Common Stock to be issued upon the exercise of options may be authorized but unissued shares or shares previously issued which have been reacquired by the Company. In the event any option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such option but not purchased thereunder shall be available for future options to be granted under this Plan.


    (b) The maximum number of shares referred to in Paragraph 5(a) above, the Option Price and the number of shares which may be purchased under any outstanding option granted under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Common Stock of the Company as the result of (i) the declaration and payment of a dividend payable in Common Stock of the Company, or the division of the Common Stock of the Company outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) into a greater number of shares without the receipt of consideration therefor by the Company, or any other increase in the number of such shares of the Company outstanding at the date hereof (or the date of the grant of any such outstanding

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option, as applicable) which is effective without the receipt of consideration therefor by the Company, or (ii) the consolidation of the shares of Common Stock of the Company outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) into a smaller number of shares without the payment of consideration therefor by the Company, or any other decrease in the number of such shares of Common Stock outstanding at the date hereof (or the date of the grant of any such outstanding option, as applicable) effected without the payment of consideration by the Company; provided, however, the total Option Price for all shares which may be purchased upon the exercise of any option granted pursuant to this Plan (computed by multiplying the number of shares originally purchasable thereunder, reduced by the number of such shares which have theretofore been purchased thereunder, by the original option price per share before any of the adjustments herein above provided for) shall not be changed.

    In the event of a change in Common Stock as presently constituted which is limited to a change of the Company's authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of this Plan.


    The foregoing adjustments shall be made by the Plan Administration Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinabove expressly provided in this Paragraph 5, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


6. TERMS AND CONDITIONS OF OPTION GRANTS.

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    (a) (i) Discretionary Stock Options granted pursuant to this Plan shall be authorized by the Plan Administration Committee and shall be evidenced by an Agreement substantially in the form of Exhibit A which is attached hereto and is hereby incorporated by reference, with such changes therein as the Board of Directors shall from time to time approve, all subject to the limitations hereinafter set forth in this Paragraph 6.


    (ii) (A) Formula Plan Options granted pursuant to this Plan shall be issued pursuant to the terms and conditions set forth in Paragraphs 6(a)(ii)(B) through 6(a)(ii)(D) hereof and shall be evidenced by an Agreement substantially in the form of Exhibit B which is attached hereto and is hereby incorporated by reference, with such changes therein as the Board of Directors shall from time to time approve, all subject to the limitations hereinafter set forth in this Paragraph 6.


    (B) On August 25, 1994, each member of the Board of Directors who is not an employee shall receive, as of such date, subject to subsequent approval by the Company's shareholders required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, an option to purchase 10,000 shares of Common Stock, and thereafter, each new member of the Board of Directors who is not an employee shall receive, upon his or her becoming a director, subject to any subsequent approval by the Company's shareholders required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, an option to purchase 10,000 shares of Common Stock.


    (C) On the day following the Company's annual meeting of shareholders each year, every member of the Board of Directors who is not an employee shall receive an option to purchase 2,000 shares of Common Stock.


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    (D) The Option Price per share of all Formula Plan Options granted hereunder shall be the per share fair market value of the Common Stock on the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.


    (E) The provisions of the formula contained in Paragraphs 6(a)(ii)(A) - 6(a)(ii)(D) of this Plan shall not be altered or amended more often than once every six (6) months except as necessary to comply with the Internal Revenue Code of 1986, as amended, or the rules thereunder.


    (F) The formula contained in Paragraph 6(a)(ii)(A) - 6(a)(ii)(D) of this Plan is intended to comply with Rule 16b-3(c)(2)(ii) promulgated under Section 16(b) of the Securities Exchange Act of 1934.


    (iii)(A) Deferral Election Stock Options granted pursuant to this Plan shall be issued pursuant to the terms and conditions set forth in Paragraphs 6(a)(iii)(B) through 6(a)(iii)(E) hereof and shall be evidenced by an Agreement substantially in the form of Exhibit C, which is attached hereto and is hereby incorporated by reference, with such changes therein as the Board of Directors shall from time to time approve, all subject to the limitations hereinafter set forth in this Paragraph 6.


    (B) Each year, at least six (6) months prior to the Company's next scheduled annual meeting of shareholders (or, for non-employee members of the Board of Directors whose Initial Election Date shall fall within the period of six months prior to the next scheduled annual meeting, on said Initial Election
Date), each non-employee member of the Board of Directors may, subject to any subsequent approval by the shareholders of the Company required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, make an irrevocable election to receive, in lieu of all (but not less than all) cash


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compensation to which such member would otherwise be entitled as a member of the Board of Directors and any committee thereof (other than reimbursement for expenses) for the period from the next scheduled annual meeting to the day prior to the following annual meeting, an option granted in accordance with the formula set forth hereinbelow; provided, however, that a non-employee member of the Board of Directors may make his or her first election on, or at any time prior to, his or her Initial Election Date. Subject to adjustment pursuant to Paragraph 5(b) of the Plan, an election made hereunder shall be effective, beginning on the Initial Election Date or the annual meeting dates following subsequent elections, for the grant of such number of Deferral Election Stock Options as is determined by the Plan Administration Committee to constitute an amount of options equivalent to the cash compensation elected to be foregone. In making such determination of equivalency, the Plan Administration Committee shall rely upon the opinion of an independent valuation expert of recognized standing.


    Each such election shall be in writing and shall be delivered to the Secretary of the Company. The date of grant of any such Deferral Election Stock Option shall be such non-employee member's Initial Election Date or the annual meeting date following a subsequent election. Any non-employee member of the Board of Directors who has been granted a Deferral Election Stock Option may be granted additional options under the Plan. The Company shall effect the granting of Deferral Election Stock Options by the execution of an Agreement substantially in the form of Exhibit C, which is attached hereto and hereby incorporated by reference.


    (C) The Option Price per share of all Deferral Election Stock Options granted hereunder shall be the per share fair market value of the Common Stock on the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.


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    (D) Subject to acceleration as provided below, after one (1) year, or such greater number of years as the Plan Administration Committee shall determine, from the date of grant, a Deferral Election Stock Option shall become exercisable for all shares of Common Stock covered thereby. If the tenure as a
 Director of any non-employee member of the Board of Directors ends during the 1-year period for which cash compensation has been waived, however, such non-employee member's rights in such option shall be as follows:


    (i) Upon the death or Disability of such non-employee member during such 1-year period, each Deferral Election Stock Option shall become immediately exercisable as to 100% of the shares of Common Stock covered thereby;


    (ii) If the tenure as a Director of any non-employee member of the Board of Directors ends during such 1-year period for any reason other than death or Disability, a portion of the shares of Common Stock covered thereby shall become immediately exercisable as follows:


    (Y) The shares of Common Stock covered by a Deferral Election Stock Option attributable to the election to forgo cash fees for the 1-year period in which such non-employee member's tenure terminates shall be prorated and such option shall become immediately exercisable to the extent of that portion of the shares of Common Stock attributable

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to the time served as a Director during that 1-year period; and


    (Z) As to the balance of the shares of Common Stock covered by such Deferral Election Stock Option for such 1-year period, such option shall lapse immediately.


    Notwithstanding the foregoing, upon the occurrence of a change in control, each Deferral Election Stock Option outstanding under this Plan shall become immediately exercisable as to all of the shares of Common Stock covered thereby. Once any portion of a Deferral Election Stock Option becomes exercisable, it shall remain exercisable for the lesser of (1) 10 years after the date of grant (or such lesser number of years as the Plan Administration Committee shall determine) or (2) one year after the tenure of a non-employee member of the Board of Directors terminates for any reason.

    (E) The grant of Deferral Election Stock Options is intended to comply in all respects with Rule 16b-3(d)(1) promulgated under Section 16(b) of the Securities Exchange Act of 1934 such that all Deferral Election Stock Options issued under the Plan shall be exempt from Section 16(b) of the Securities Exchange Act of 1934. The provisions of the Plan relating to Deferral Election Stock Options shall not be altered or amended more often than once every six (6) months except as may be allowed by Rule 16b-3.


    (b) Any option granted under this Plan shall terminate at such date and time as the Optionee shall cease, for any reason other than death, Disability or the Normal Retirement of such Optionee (including but not limited to termination with or without cause, or resignation by such Optionee), to be continuously in the employ or management of the Company or any of its Subsidiaries.


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    (c) Subject to the provisions of Paragraph 11 of this Plan, all options granted pursuant to this Plan shall be limited with respect to the exercise of such options as provided in Paragraph 4 of the Agreement attached hereto as Exhibit A or Exhibit B or Exhibit C which, by its terms, limits the time at which options may be exercised and provides for the automatic acceleration of permitted date of exercise of such options only in certain prescribed circumstances.


    (d) No option may be granted under this Plan after February 27, 2002, which is ten (10) years following the date that this Plan was approved by the Company's Board of Directors.


    (e) The grant date for each Discretionary Stock Option shall be the date upon which the grant of the Discretionary Stock Option is approved by the Plan Administration Committee, which shall be the effective date of the Agreement evidencing such options, or such later date as the Plan Administration Committee may specify in the Agreement. The grant date for each Formula Plan Option shall be the date upon which the Formula Plan Option is granted pursuant to Paragraph 6(a)(ii)(B) or Paragraph 6(a)(ii)(C). The grant date for each Deferral Election Stock Option for the non-employee member electing such option shall be the Initial Election Date or the annual meeting date following a subsequent election. Provided, however, that for the purposes of Sections 16(a) and 16(b) of the Securities Exchange Act only, the grant date of any Discretionary Stock Option, Formula Plan Option, or Deferral Election Stock Option subject to subsequent approval by the Company's shareholders of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained. For all other purposes under this Plan, unless otherwise stated, the grant date for any Discretionary Stock Option or any Formula Plan Option subject to subsequent shareholder approval shall be the date upon which the grant of the option is approved by the Plan Administration Committee or

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automatically issued as a Formula Plan Option, and the grant date for any
Deferral Election Stock Option shall be the Initial Election Date or the annual meeting date following a subsequent election for the non-employee member electing such option.


7. OPTION PRICE.


    (a) Determination of Option Price. Each option granted pursuant to this Plan shall state the Option Price, which shall be determined by the Plan Administration Committee. The Option Price for all Discretionary Stock Options granted under the Plan shall not be less than the per share fair market value of the Common Stock on the date the Option is granted, determined in accordance with Paragraph 7(b) of the Plan. The Option Price for all Formula Plan Options and all Deferral Election Stock Options granted under the Plan shall be the per share fair market value of the Common Stock as of the close of business on the day preceding the date the option is granted, determined in accordance with Paragraph 7(b) of this Plan.


    (b) Determination of Fair Market Value. Fair market value of the Common Stock shall be determined by the Plan Administration Committee on the basis of such factors as it deems appropriate; provided, that such fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. If, at the time a determination of fair market value is made, the Common Stock is admitted to trading on a national securities exchange or is traded in an over-the-counter market, for either of which sales prices are regularly reported, fair market value shall not be less than the quoted sales prices reported for the last trade made in the Common Stock on the most recent trading day preceding the date upon which the option is granted or for which the value of the Common Stock is to be determined for any other provision of this Plan.


    8.  PERMISSIBLE PROVISIONS REGARDING PAYMENT OF OPTION PRICE.


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    In order to enable an Optionee (including but not limited to members of the
Board of Directors and 16(b) Officers) to exercise options granted under this Plan, the Board of Directors may determine, in the exercise of its discretion, to (i) lend money or other property to such Optionee upon such terms and conditions and in such amounts as the Board of Directors may determine, (ii) grant such Optionee permission to pay the Option Price in installments, or to accept such Optionee's note as whole or partial payment for the shares of Common Stock to be transferred to such Optionee upon the exercise of an option granted pursuant to this Plan, (iii) permit such Optionee to repay loans made by the Company to such Optionee for the exercise of options with issued and outstanding shares of the Company's Common Stock, (iv) permit such Optionee to use issued and outstanding shares of the Company's Common Stock in payment of part or all of the exercise price of an option, or (v) provide such other financial assistance to such Optionee as the Board of Directors determines to be desirable. With respect to Paragraph 8(iii) and (iv) above, the value of the shares of the Company's Common Stock shall be the fair market value determined in accordance with Paragraph 7(b) of this Plan.


    9. NONTRANSFERABILITY. All options granted under this Plan shall not be transferable by the Optionee, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the conditions of Section 414(p)(1)(A) of the Internal Revenue Code of 1986, and shall be exercisable during the Optionee's lifetime only by such Optionee or by such Optionee's guardian or legal representative.


    10.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.


    (a) Subject to the terms and conditions of the Plan, the Plan
Administration Committee may modify, extend or renew outstanding options granted under the Plan, including but not limited to a modification to accelerate the exercise of any such outstanding options, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options and substitutions therefor.


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    (b) Notwithstanding the foregoing provisions of Paragraph 10(a) of this
Plan, no modification of any option shall, without the consent of the Optionee, impair any rights or obligations under any option theretofore granted under the Plan, except for those modifications adopted to maintain compliance with federal or state statutes or regulations.

11.FUNDAMENTAL CORPORATE CHANGES.


    In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each Optionee holding any outstanding options shall be entitled to receive, upon exercise of any option and payment in accordance with the terms of such option, the same number of shares of Common Stock, other securities or property as such Optionee would have been entitled to receive upon the occurrence of such event if such Optionee had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under such Optionee's option or, if another corporation shall be the surviving corporation, such surviving corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation. In the event of an acquisition of the Company involving a change in control, whether by merger, consolidation, sale of assets, sale of stock or otherwise, options granted hereunder shall become exercisable immediately, without regard to the deferred exercise period otherwise stated in such options.


    12.  CLAIM TO STOCK OPTION, OWNERSHIP OR EMPLOYMENT RIGHTS.


    No person shall have any claim or right to be granted Discretionary Stock Options under this Plan. No Optionee, prior to issuance of the Common Stock, shall be entitled to voting rights, dividends or other rights of a shareholder. Neither this Plan nor any action taken hereunder shall be construed as giving any employee or member of the Board of Directors any rights to be retained as an employee of the Company or any of its Subsidiaries or as a member of the Board of Directors.

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13. EXPENSES OF PLAN.


    The Expenses of administering the Plan shall be borne by the Company and its Subsidiaries.


14.AMENDMENT AND TERMINATION.


    The Board of Directors may terminate this Plan or modify or amend this Plan in such respect as the Board of Directors shall deem advisable; provided any such modification or amendment of this Plan shall be made subject to shareholder approval when the Board of Directors deems such shareholder approval necessary and desirable in order to comply with federal or state securities laws, rules or regulations or any other law, rule or regulation.


15.TAX WITHHOLDING.


    The exercise of any option granted under this Plan may be made subject to the condition that, if at any time the Board of Directors shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.


16.PURCHASE OF PREVIOUSLY ISSUED SHARES.


    The Board of Directors may, in the exercise of its discretion, cause the Company to purchase shares of its Common Stock from any shareholder of the Company who received such shares through the exercise of options granted pursuant to this Plan or any other stock option plan adopted by the Company (including but not limited to the Company's 1990 Non-Qualified Stock Option Plan, 1974 Employee Stock Option Plan and 1984 Employee Stock Option Plan), who desires to sell such shares, and who would otherwise sell such shares in an open market transaction. The foregoing sentence shall not be construed to grant the Company any right or obligation to purchase any of its Common Stock from any


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shareholder who acquired such shares upon the exercise of any option granted under this Plan or any other stock option plan adopted by the Company, except as hereafter mutually agreed upon by such shareholder and the Company. Any such purchase of Common Stock by the Company shall be at a per share price mutually agreed upon; provided, however, such per share price shall not be greater than the fair market value of the Common Stock determined in accordance with Paragraph 7(b) of this Plan.


17.SIX MONTH HOLDING PERIOD.


    With respect to options granted to Directors and 16(b) Officers under this Plan, at least six (6) months must elapse from the grant date of the option to the date that any stock acquired pursuant to such option is sold. For the purposes of this Paragraph 17, the grant date of any option which was granted by the Plan Administration Committee subject to subsequent shareholder approval of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained.


    18.  DATE OF THE PLAN AND APPROVAL OF SHAREHOLDERS.


    This Plan is dated February 27, 1992, which is the date upon which the Board of Directors adopted the Plan. This Plan is subject to the approval of the holders of a majority of the shares present either in person or by proxy and entitled to vote at a duly held meeting of the shareholders at which a quorum is present representing a majority of all outstanding voting shares either in person or by proxy. In the event that such shareholder approval is not obtained all options granted pursuant to the Plan shall be null and void.


    19. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Securities Exchange Act of 1934. To the extent any provision of the Plan or this Amendment or any action by the Plan Administration Committee fails to so comply, such provisions, the Plan, this Amendment, or such action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administration Committee.


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                                                                      EXHIBIT A

                            PCA INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT, effective as of the ___ day of _______, 19__, by and between PCA International, Inc., a North Carolina corporation (hereinafter called the "Company"), and ______ (hereinafter called the "Optionee");


                              Statement of Purpose

    The Company recognizes the valuable services which have been provided and which will continue to be provided by the Optionee to the Company or any of its Subsidiaries as a key employee or director and is desirous of furnishing the Optionee with an added incentive and inducement to remain with the Company or any of its Subsidiaries and contribute to its success. The Board of Directors of the Company has adopted, and the shareholders have approved, the 1992 Non-Qualified Stock Option Plan, which is hereby incorporated by reference. The Plan Administration Committee has, in granting this Option, determined that there is a reasonable relationship between the value of this Option and the resulting benefit to be received by the Company by reason of the grant of this Option.


    NOW, THEREFORE, in consideration of the mutual promises and representations herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:


20. Definitions.


    (a) The term "Board of Directors" shall mean and refer to the Board of Directors of the Company.


    (b) The term "change in control" shall mean and refer to any event, the result of the occurrence of which would be a change in control of the Company of a nature that such event would be required to be reported in response to
Item 1(a) of the Current Report on Form 8-K, as in effect on the



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date hereof, promulgated pursuant to Section 13 of the Securities Exchange Act of 1934 (whether or not the Company is required to file such a report).

    (c) The term "Common Stock" shall mean and refer to shares of the Company's $0.20 par value common stock.

    (d) The term "Company" shall mean and refer to PCA International, Inc.


    (e) The term "Disabled" or a "Disability" shall mean and refer to an Optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986.


    (f) The term "employee" or "in the employ" shall mean and refer to persons who are employees as determined in accordance with Section 3401(c) of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.


    (g) The term "management" shall mean and refer to any management capacity in which the Optionee serves with respect to the Company or any of its Subsidiaries, including but not limited to serving as a director, whether or not such Optionee is an employee of the Company.


    (h) The term "Normal Retirement" shall mean and refer to an event of Normal Retirement as defined in the Company's Corporate Human Resources Manual as in effect on the date of an Optionee's Normal Retirement.


    (i) The term "Plan" shall mean and refer to the 1992 Non-Qualified Stock Option Plan adopted by the Board of Directors and shareholders of the Company.


    (j) The term "Option" or "Options" shall mean and refer to any stock option granted pursuant to this Agreement.


    (k) The term "Option Price" shall mean and refer to the price to be paid upon the exercise of all or any part of this Option for each share of Common Stock.

    (l) The term "Optionee" shall mean and refer to the person to whom Options are granted pursuant to this Agreement.


    (m) The term "Plan Administration Committee" shall mean and refer to a committee of the Board of Directors, made up of three or more disinterested persons within the meaning of Regulation B240.16b-3(c)(2)(i) promulgated under
Section 16 of the Securities Exchange Act of 1934.


    (n) The term "Subsidiary" or "Subsidiaries" shall mean and refer to each corporation of which at least fifty percent (50%) of the outstanding common stock is owned directly or indirectly by the Company or a Subsidiary of the Company.


    21. Grant of Options. The Company hereby grants to Optionee the option and right to purchase from the Company ____ shares of its Common Stock at an Option Price of $___ per share, subject to the terms and conditions of this Agreement and the Plan.


    22. Termination or Expiration of Options. The Option granted hereby shall terminate and expire as to any then unexercised rights hereunder upon the first to occur of:


    (a) 5:00 p.m. on ____,____ (which is at least three (3) months after the exercise date of this Option, as set forth in Paragraph 4); or


    (b) Such date and time as the Optionee shall cease, for any reason other than such Optionee's death, Disability or Normal Retirement (including but not limited to termination with or without cause, or resignation of such Optionee), to be continuously in the employ or management of the Company or any of its Subsidiaries; or


    (c) Subject to the provisions of Paragraph 3(f) below, such date which is three (3) months from the date that the Optionee shall cease, by reason of such Optionee's Normal

Retirement, to be continuously in the employ or management of the Company or any of its Subsidiaries; or


    (d) Such date which is twelve (12) months from the date that the Optionee shall cease, by reason of such Optionee's death, to be continuously in the employ or management of the Company or any of its Subsidiaries; or


    (e) Subject to the provisions of Paragraph 3(g) below, such date which is twelve (12) months from the date that the Optionee shall cease, by reason of such Optionee's Disability, to be continuously in the employ or management of the Company or any of its Subsidiaries; or


    (f) In the event that the Optionee shall cease, by reason of such Optionee's Normal Retirement, to be continuously in the employ or management of the Company or any of its Subsidiaries and, in the further event that the Optionee shall die within three (3) months from the date such Optionee's employment or management relationship with the Company or any of its Subsidiaries shall cease as the result of such Optionee's Normal Retirement, such date which is twelve (12) months from the date of such Optionee's death; or


    (g) In the event that the Optionee shall cease, by reason of such Optionee's Disability, to be continuously in the employ or management of the Company or any of its Subsidiaries and, in the further event that the Optionee shall die within twelve (12) months from the date such Optionee's employment or management relationship with the Company or any of its Subsidiaries shall cease as a result of such Optionee's Disability, such date which is twelve (12) months from the date of such Optionee's death.

    23. Exercise of Options. Subject to the provisions of Paragraphs 3 and 11 of this Agreement and further subject to the provisions in this Paragraph 4 for exercise of the Options granted pursuant to this Agreement in the event of the Optionee's death or Disability or in the event of a change in control of the Company, the Options granted pursuant to this Agreement may be exercised in full at any time after the expiration of _____________ (___) months following the date of this Agreement (which is at least six (6) months after the effective date of this Agreement).


    Notwithstanding the foregoing provisions of this Paragraph 4 and subject to the provisions of Paragraphs 3 and 11 of this Agreement, in the event of the Optionee's death or Disability or a change in control of the Company as provided in Paragraph 9 of this Agreement, the Options granted pursuant to this Agreement may be exercised in full by such Optionee or such Optionee's guardian, legal representative, executor, administrator or legatee, following such Optionee's death or Disability or a change in control of the Company.


    Not less than 100 shares of Common Stock may be purchased upon the exercise of any part of the Option at any one time unless the number of shares of Common Stock purchased is the total number at the time purchasable under this Option. No Option may be exercised for any fraction of a share of Common Stock.


    24. Nontransferability of Option. This Option may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the Optionee only by such Optionee or such Optionee's guardian or legal representative.


    In the event of the Optionee's death, and during the periods permitted by Paragraph 3 of this Agreement, this Option may be exercised by the executors or administrators of the estate of the Optionee or by any person who shall have acquired the Option directly from the Optionee by bequest or inheritance.


    25.  Written Notice of Exercise and Payment of Option Price.


    (a) This Option may be exercised according to the terms hereof by written notice to the Company by the Optionee or by the Optionee's guardian, legal representative, executor, administrator or legatee stating such person's intention to exercise this Option and specifying the number of shares of Common Stock with respect to which the Option is being exercised and the date on which the Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) will pay for such shares of Common Stock, which date shall not be later than fifteen (15) business days after the date of delivery of such notice to the Company.

    (b) The Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) shall pay the full price of the shares of Common Stock elected to be purchased hereunder in cash or by certified or bank check, unless the Optionee and the Board of Directors shall agree to payment for the shares of Common Stock in whole or in part by note or otherwise. The Company shall not issue any such shares of Common Stock until they have been paid in full or the Board of Directors shall determine that the issue of partly paid shares does not violate any applicable state or federal law.


    (c) The exercise of this Option is conditioned upon the satisfaction by the Optionee of withholding tax or other withholding liabilities of the Company under any state or federal law resulting from or in connection with the exercise of this Option or the delivery or purchase of share pursuant hereto, in a manner acceptable to the Company.


    (d) The Optionee or the Optionee's guardian, legal representative, executor, administrator or legatee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option until the date of the issuance of the shares of Common Stock to such Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Common Stock is issued, except as provided in Paragraph 8 of this Agreement.

    26. Non-Qualified Stock Options. This Option is a non-qualified stock option and shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.


    27. Capital Adjustments. Without any change in the total purchase price (computed by multiplying the number of shares of Common Stock originally purchasable hereunder, reduced by the number of any such shares which have been purchased hereunder, by the original Option Price before any of the adjustments hereinafter provided for), the Option Price and the number of shares which may be purchased hereunder shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Common Stock of the Company as a result of (a) the declaration and payment of a dividend payable in Common Stock of the Company, or the division of the Common Stock of the Company outstanding at the date hereof into a greater number of shares without the receipt of consideration therefor by the Company, or any other increase in the number of such shares of Common Stock of the Company outstanding at the date hereof which is effected without the receipt of consideration therefor by the Company; or (b) the consolidation of the Common Stock of the Company outstanding at the date hereof into a smaller number of shares without the payment of consideration therefor by the Company, or any other decrease in the number of such shares of Common Stock outstanding at the date hereof effected without the payment of consideration by the Company.


    In the event of a change in the Common Stock as presently constituted, which is limited to a change of its authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Agreement.


    The foregoing adjustments shall be made by the Plan Administration Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinabove expressly provided in this Paragraph 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


    28. Fundamental Corporate Changes. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, the Optionee shall be entitled to receive, upon exercise of the Option and payment in accordance with the terms of this Option, the same number of shares of Common Stock, other securities or property as such Optionee would have been entitled to receive upon the occurrence of such event if such Optionee had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under this Option or, if another corporation shall be the surviving corporation, such surviving corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation. In the event of an acquisition of the Company involving a change in control, whether by merger, consolidation, sale of assets, sale of stock or otherwise, this Option shall become exercisable immediately, without regard to the deferred exercise period otherwise stated in Paragraph 4 of this Agreement.


    29. Six Month Holding Period. With respect to options granted to Directors and 16(b) Officers under this Plan, at least six (6) months must elapse from the grant date of the option to the date that any stock acquired pursuant to such option is sold. For the purposes of this Paragraph 10, the grant date of any option which was granted by the Plan Administration Committee subject to subsequent shareholder approval of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained.


    30. Required Registration Statement. This Option is exercisable in accordance with the terms and provisions of this Agreement; provided, however, that in the event that a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the shares of Common Stock subject to this Option is not current and effective on the date of this Agreement, this

Option shall not be exercisable until the date such registration statement is made current and effective.

    31. Notice. Any notice to be given to the Company as required by this Agreement shall be deemed to have been given upon receipt by the Company's secretary at 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105.


    32. Option is Subject to Plan. The Option granted herein is pursuant to the Company's 1992 Non-Qualified Stock Option Plan, as in effect on the date hereof and as hereafter amended, and is expressly granted and made subject to the terms and conditions of such Plan.

    IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                     PCA INTERNATIONAL, INC.

[CORPORATE SEAL]

                                     By:
                                              John Grosso, President

ATTEST:


Bruce A. Fisher, Secretary



                      , Optionee

                                                                     EXHIBIT B

                            PCA INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT, effective as of the ____ day of _____________, 19__, by and between PCA International, Inc., a North Carolina corporation (hereinafter called the "Company"), and _____________ (hereinafter called the "Optionee");


                              STATEMENT OF PURPOSE

    The Company recognizes the valuable services which have been provided and which will continue to be provided by the Optionee to the Company as a member of the Company's Board of Directors and is desirous of furnishing the Optionee with an added incentive and inducement to remain as a director of the Company and contribute to its success. The Board of Directors of the Company has adopted, and the shareholders have approved, the 1992 Non-Qualified Stock Option Plan, as amended, which is hereby incorporated by reference and which provides for an automatic grant of an Option to the Optionee.


    NOW, THEREFORE, in consideration of the mutual promises and representations herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:


1. DEFINITIONS.


    (a) The term "Board of Directors" shall mean and refer to the Board of Directors of the Company.


    (b) The term "change in control" shall mean and refer to any event, the result of the occurrence of which would be a change in control of the Company of a nature that such event would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, promulgated pursuant to Section 13 of the Securities Exchange Act of 1934 (whether or not the Company is required to file such a report).


    (c) The term "Common Stock" shall mean and refer to shares of the Company's $0.20 par value common stock.

    (d) The term "Company" shall mean and refer to PCA International, Inc.


    (e) The term "employee" or "in the employ" shall mean and refer to persons who are employees as determined in accordance with

    Section 3401(c) of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.


    (f) The term "management" shall mean and refer to the management capacity in which the Optionee serves with respect to the Company by serving as a member of the Board of Directors who is not an employee.


    (g) The term "Plan" shall mean and refer to the 1992 Non-Qualified Stock Option Plan adopted by the Board of Directors and shareholders of the Company.


    (h) The term "Option" or "Options" shall mean and refer to any stock option granted pursuant to this Agreement.


    (i) The term "Option Price" shall mean and refer to the price to be paid upon the exercise of all or any part of this Option for each share of Common Stock.


    (j) The term "Optionee" shall mean and refer to the person to whom Options are granted pursuant to this Agreement.


    (k) The term "Plan Administration Committee" shall mean and refer to a committee of the Board of Directors, made up of three or more disinterested persons within the meaning of Regulation B 240.16b-3(c)(2)(i) promulgated under
Section 16 of the Securities Exchange Act of 1934.


    2. GRANT OF OPTIONS. The Company hereby grants to Optionee the option and right to purchase from the Company 10,000 shares of its Common Stock at an Option Price of _________ per share, subject to the terms and conditions of this Agreement and the Plan.

    3. TERMINATION OR EXPIRATION OF OPTIONS. The Option granted hereby shall terminate and expire as to any then unexercised rights hereunder upon the first to occur of:


    (a) At 12:00 midnight on August 26, 2004; or


    (b) Subject to the provisions of Paragraph 3(d) below, such date which is three (3) months from the date that the Optionee shall cease, for any reason other than such Optionee's death, to be in the management of the Company; or


    (c) Such date which is twelve (12) months from the date that the Optionee shall cease, by reason of such Optionee's death, to be in the management of the Company; or

    (d) If the Optionee shall cease to be in the management of the Company and if the Optionee shall then die within three (3) months from the date such Optionee ceases to be in such management, such date which is twelve (12) months from the date of such Optionee's death.


    4. EXERCISE OF OPTIONS. Subject to the provisions of Paragraphs 3 and 11 of this Agreement and further subject to the provisions in this Paragraph 4 for exercise of the Options granted pursuant to this Agreement in the event of the Optionee's death or a change in control of the Company, the Options granted pursuant to this Agreement may be exercised over a five (5) year period as follows:


    (a) At any time after the expiration of one (1) year following the date of this Agreement, as to 2,000 shares of Common Stock (which is equal to 20% of the original total grant);


    (b) At any time after the expiration of two (2) years following the date of this Agreement, as to 2,000 additional shares of Common Stock (which is equal to 20% of the original total grant);


    (c) At any time after the expiration of three (3) years following the date of this Agreement, as to 2,000 additional shares of Common Stock (which is equal to 20% of the original total grant);

    (d) At any time after the expiration of four (4) years following the date of this Agreement, as to 2,000 additional shares of Common Stock (which is equal to 20% of the original total grant); and


    (e) In full after the expiration of five (5) years following the date of this Agreement.


    Notwithstanding the foregoing provisions of this Paragraph 4 and subject to the provisions of Paragraphs 3 and 11 of this Agreement, in the event of the Optionee's death or a change in control of the Company as provided in Paragraph 9 of this Agreement, the Options granted pursuant to this Agreement may be exercised in full by such Optionee or such Optionee's guardian, legal representative, executor, administrator or legatee following such Optionee's death or a change in control of the Company.


    The right to exercise any Option granted hereunder is cumulative during the term of the Option as provided in this Paragraph 4. Not less than 100 shares of Common Stock may be purchased upon the exercise of any part of this Option at any one time unless the number of shares of Common Stock purchased is the total number at the time purchasable under this Option. No Option may be exercised for any fraction of a share of Common Stock.


    5. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order, as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the conditions of Section 414(p)(1)(A) of the Internal Revenue Code of 1986, and this Option is exercisable during the lifetime of the Optionee only by such Optionee or such Optionee's guardian or legal representative.


    If the Optionee dies, and during the periods permitted by Paragraph 3 of this Agreement, this Option may be exercised by the executors or administrators of the estate of the Optionee or by any person who shall have acquired the Option directly from the Optionee by bequest or inheritance.

    6.  WRITTEN NOTICE OF EXERCISE AND PAYMENT OF OPTION PRICE.


    (a) This Option may be exercised according to the terms hereof by written notice to the Company by the Optionee or by the Optionee's guardian, legal representative, executor, administrator or legatee stating such person's intention to exercise this Option and specifying the number of shares of Common Stock with respect to which the Option is being exercised and the date on which the Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) will pay for such shares of Common Stock, which date shall not be later than fifteen (15) business days after the date of delivery of such notice to the Company.


    (b) The Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) shall pay the full price of the shares of Common Stock elected to be purchased hereunder in cash or by certified or bank check, unless the Optionee and the Board of Directors shall agree to payment for the shares of Common Stock in whole or in part by note or otherwise. The Company shall not issue any such shares of Common Stock until they have been paid in full or the Board of Directors determines that the issue of partly paid shares does not violate any applicable state or federal law.

    (c) The exercise of this Option is conditioned upon the satisfaction by the Optionee of withholding tax or other withholding liabilities of the Company under any state or federal law resulting from or in connection with the exercise of this Option or the delivery or purchase of shares pursuant hereto in a manner acceptable to the Company.


    (d) The Optionee or the Optionee's guardian, legal representative, executor, administrator or legatee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option until the date of the issuance of the shares of Common Stock to such Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Common Stock is issued, except as provided in Paragraph 8 of this Agreement.

    7. NON-QUALIFIED STOCK OPTIONS. This Option is a non-qualified stock option and shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.


    8. CAPITAL ADJUSTMENTS. Without any change in the total purchase price (computed by multiplying the number of shares of Common Stock originally purchasable hereunder, reduced by the number of any such shares which have been purchased hereunder, by the original Option Price before any of the adjustments hereinafter provided for), the Option Price and the number of shares which may be purchased hereunder shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Common Stock of the Company as a result of (a) the declaration and payment of a dividend payable in Common Stock of the Company, or the division of the Common Stock of the Company outstanding at the date hereof into a greater number of shares without the receipt of consideration therefor by the Company, or any other increase in the number of such shares of Common Stock of the Company outstanding at the date hereof which is effected without the receipt of consideration therefore by the Company; or (b) the consolidation of the Common Stock of the Company outstanding at the date hereof into a smaller number of shares without the payment of consideration therefor by the Company, or any other decrease in the number of such shares of Common Stock outstanding at the date hereof effected without the payment of consideration by the Company.


    In the event of a change in the Common Stock as presently constituted, which is limited to a change of its authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Agreement.

    The foregoing adjustments shall be made by the Plan Administration Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinabove expressly provided in this Paragraph 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


    9. FUNDAMENTAL CORPORATE CHANGES. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, the Optionee shall be entitled to receive, upon exercise of the Option and payment in accordance with the terms of this Option, the same number of shares of Common Stock, other securities or property as such Optionee would have been entitled to receive upon the occurrence of such event if such Optionee had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under this Option or, if another corporation shall be the surviving corporation, such surviving corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation. In the event of an acquisition of the Company involving a change in control, whether by merger, consolidation, sale of assets, sale of stock or otherwise, this Option shall become exercisable immediately, without regard to the deferred exercise period otherwise stated in Paragraph 4 of this Agreement.


    10. SIX-MONTH HOLDING PERIOD. With respect to options granted to Directors and 16(b) Officers under this Plan, at least six (6) months must elapse from the grant date of the option to the date that any stock acquired pursuant to such option is sold. For the purposes of this Paragraph 10, the grant date of any option automatically issued pursuant to the provisions of the Plan subject to subsequent shareholder approval of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained.


    11. REQUIRED REGISTRATION STATEMENT. This Option is exercisable in accordance with the terms and provisions of this Agreement; provided, however, that if a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the shares of Common Stock subject to this Option is not current and effective on the date of this Agreement, this Option shall not be exercisable until the date such registration statement is made current and effective.

    12. NOTICE. Any notice to be given to the Company as required by this Agreement shall be deemed to have been given upon receipt by the Company's secretary at 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105.


    13. OPTION IS SUBJECT TO PLAN. The Option granted herein is granted pursuant to the Company's 1992 Non-Qualified Stock Option Plan, as in effect on the date hereof and as hereafter amended, and is expressly granted and made subject to the terms and conditions of such Plan.

    IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       PCA INTERNATIONAL, INC.

[CORPORATE SEAL]                       By:
                                                    John Grosso, President


ATTEST:


Bruce A. Fisher, Secretary


                            , Optionee

                                                                      EXHIBIT C

                            PCA INTERNATIONAL, INC.
                             1992 STOCK OPTION PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT, effective as of the ____ day of _____________, 19__, by and between PCA International, Inc., a North Carolina corporation (hereinafter called the "Company"), and _____ (hereinafter called the "Optionee");


                              STATEMENT OF PURPOSE

    The Company recognizes the valuable services that have been provided and that will continue to be provided by the Optionee to the Company as a member of the Company's Board of Directors and is desirous of encouraging all members of its Board of Directors to increase their stock ownership in the Company. The Board of Directors of the Company has adopted, and the shareholders have approved, the 1992 Non-Qualified Stock Option Plan, as amended, which is hereby incorporated by reference and which provides for the grant of Deferral Election Stock Options upon the election of non-employee members of the Board of Directors to receive such Options in lieu of cash compensation as a director. The Optionee has elected to receive Deferral Election Stock Options in accordance with the terms of the 1992 Non-Qualified Stock Option Plan.


    NOW, THEREFORE, in consideration of the mutual promises and representations herein contained and other good and valuable consideration, the parties hereto hereby agree as follows:


1. DEFINITIONS.


    (a) The term "Board of Directors" shall mean and refer to the Board of Directors of the Company.


    (b) The term "change in control" shall mean and refer to any event, the result of the occurrence of which would be a change in control of the Company of a nature that such event would be required to be reported in response to Item 1(a) of the Current

Report on Form 8-K, as in effect on the date hereof, promulgated pursuant to
Section 13 of the Securities Exchange Act of 1934 (whether or not the Company is required to file such a report).

    (c) The term "Common Stock" shall mean and refer to shares of the Company's $0.20 par value common stock.

    (d) The term "Company" shall mean and refer to PCA International, Inc.


    (e) The term "employee" shall mean and refer to persons who are employees of the Company as determined in accordance with Section 3401(c) of the Internal Revenue Code of 1986 and the regulations promulgated thereunder, and the term "non-employee" shall mean and refer to persons who are not employees of the Company as so determined.


    (f) The term "Initial Election Date" shall mean and refer to, for each member of the Board of Directors, the later to occur of (i) May 24, 1995 (the date the Third Amendment to the Plan was adopted by the shareholders of the Company), or (ii) the date of such member's initial election or appointment to the Board of Directors.


    (g) The term "Plan" shall mean and refer to the 1992 Non-Qualified Stock Option Plan adopted by the Board of Directors and shareholders of the Company, as amended from time to time.


    (h) The term "Option" or "Options" shall mean and refer to any stock option granted pursuant to this Agreement.


    (i) The term "Option Price" shall mean and refer to the price to be paid upon the exercise of all or any part of this Option for each share of Common Stock.


    (j) The term "Optionee" shall mean and refer to the non-employee member of the Board of Directors to whom Options are granted pursuant to this Agreement.


    (k) The term "Plan Administration Committee" shall mean and refer to a committee of the Board of Directors, made up of three or more disinterested persons within the meaning of Regulation

B 240.16b-3(c)(2)(i) promulgated under Section 16 of the Securities Exchange Act of 1934.


    2. GRANT OF OPTIONS. The Optionee has irrevocably elected, in accordance with the Plan, to receive the Options granted herein in lieu of all cash compensation to which the Optionee would be entitled as a member of the Board of Directors during the period commencing ___, and ending on the date preceding the annual meeting of shareholders of the Company for __. The Company hereby grants to the Optionee the option and right to purchase from the Company ____ shares of its Common Stock at an Option Price of $___ per share, subject to the terms and conditions of this Agreement and the Plan.


    3. TERMINATION OR EXPIRATION OF OPTIONS. The Option granted hereby shall terminate and expire as to any then unexercised rights hereunder at the earlier of (i) 12:00 midnight on the date ten years after the date of grant, (ii) 12:00 midnight on such other date less than ten years from the date of grant as the Plan Administration Committee shall determine, or (iii) 12:00 midnight on the date one year after the tenure of the Optionee as a non-employee member of the Board of Directors terminates for any reason.


    4. EXERCISE OF OPTIONS. Subject to the provisions of Paragraphs 3 and 11 of this Agreement and further subject to the provisions in this Paragraph 4 for acceleration of the exercisability of the Options granted pursuant to this Agreement in certain events, the Options granted pursuant to this Agreement may be exercised at any time after the date one year after the date of this Agreement.


    (a) Upon the death or Disability of the Optionee, the Options granted hereunder shall become immediately exercisable as to 100% of the shares of Common Stock covered by the Options granted hereunder;


    (b) If the Optionee's tenure as a Director ends on or prior to 12:00 midnight on the night prior to the _____ annual meeting of shareholders of the Company, for any reason other than death or Disability, a portion of the shares of Common Stock covered by the Options granted hereunder shall become immediately exercisable as follows:

    (i) That portion of the shares of Common Stock covered by the Options granted hereunder that are attributable to the election to forgo cash fees for the 1-year period in which the Optionee's tenure as a Director terminates shall be prorated and such Option shall become immediately exercisable to the additional extent of that portion of the shares of Common Stock attributable to the time served as a Director during that 1-year period; and



    (iii) As to the balance of the shares of Common Stock covered by the Options granted hereunder, the Options granted hereunder shall lapse immediately.

    (c) Upon the occurrence of a change in control, each Option granted hereunder shall become immediately exercisable as to all of the shares of Common Stock covered thereby.


    Once the Options, or any portion thereof, become exercisable as set forth in this Paragraph 4, they shall remain exercisable until terminated pursuant to Paragraph 3 above.


    The Options granted pursuant to this Agreement may be exercised by the Optionee or the Optionee's guardian, legal representative, executor, administrator or legatee. The right to exercise any Option granted hereunder is cumulative during the term of the Option as provided in this Paragraph 4. Not less than 100 shares of Common Stock may be purchased upon the exercise of any part of this Option at any one time unless the number of shares of Common Stock purchased is the total number at the time purchasable under this Option. No Option may be exercised for any fraction of a share of Common Stock.


    5. NONTRANSFERABILITY OF OPTION. The Options granted pursuant to this Agreement may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order, as defined in Section 414(p)(1)(B) of the Internal Revenue Code of 1986, which satisfies the conditions of Section 414(p)(1)(A) of the Internal Revenue Code of 1986, and this Option is exercisable during the lifetime of the Optionee only by such Optionee or such Optionee's guardian or legal representative.


    6.  WRITTEN NOTICE OF EXERCISE AND PAYMENT OF OPTION PRICE.


    (a) This Option may be exercised according to the terms hereof by written notice to the Company by the Optionee or by the Optionee's guardian, legal representative, executor, administrator or legatee stating such person's intention to exercise this Option and specifying the number of shares of Common Stock with respect to which the Option is being exercised and the date on which the Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) will pay for such shares of Common Stock, which date shall not be later than fifteen (15) business days after the date of delivery of such notice to the Company.


    (b) The Optionee (or such Optionee's guardian, legal representative, executor, administrator or legatee) shall pay the full Option Price for the shares of Common Stock elected to be purchased hereunder in cash or by certified or bank check, unless the Optionee and the Board of Directors shall agree to payment for the shares of Common Stock in whole or in part by note or otherwise. The Company shall not issue any such shares of Common Stock until they have been paid in full or the Board of Directors determines that the issue of partly paid shares does not violate any applicable state or federal law.

    (c) The exercise of this Option is conditioned upon the satisfaction by the Optionee of withholding tax or other withholding liabilities of the Company under any state or federal law resulting from or in connection with the exercise of this Option or the delivery or purchase of shares pursuant hereto in a manner acceptable to the Company.


    (d) The Optionee or the Optionee's guardian, legal representative, executor, administrator or legatee shall have no rights as a shareholder with respect to any shares of Common Stock covered by this Option until the date of the issuance of the shares of Common Stock to such Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Common Stock is issued, except as provided in Paragraph 8 of this Agreement.


    7. NON-QUALIFIED STOCK OPTIONS. This Option is a non-qualified stock option and shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986.


    8. CAPITAL ADJUSTMENTS. Without any change in the total purchase price (computed by multiplying the number of shares of Common Stock originally purchasable hereunder, reduced by the number of any such shares that have been purchased hereunder, by the original Option Price before any of the adjustments hereinafter provided for), the Option Price and the number of shares which may be purchased hereunder shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Common Stock of the Company as a result of (a) the declaration and payment of a dividend payable in Common Stock of the Company, or the division of the Common Stock of the Company outstanding at the date hereof into a greater number of shares without the receipt of consideration therefor by the Company, or any other increase in the number of such shares of Common Stock of the Company outstanding at the date hereof that is effected without the receipt of consideration therefor by the Company; or (b) the consolidation of the Common Stock of the Company outstanding at the date hereof into a smaller number of shares without the payment of consideration therefor by the Company, or any other decrease in the number of such shares of Common Stock outstanding at the date hereof effected without the payment of consideration by the Company.


    In the event of a change in the Common Stock as presently constituted, which change effects no modification of the Common Stock other than to change authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Agreement.


    The foregoing adjustments shall be made by the Plan Administration Committee, whose determination in that respect shall be final, binding and conclusive. Except as hereinabove expressly provided in this Paragraph 8, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    9. FUNDAMENTAL CORPORATE CHANGES. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, the Optionee shall be entitled to receive, upon exercise of the Option and payment in accordance with the terms of this Option, the same number of shares of Common Stock, other securities or property as such Optionee would have been entitled to receive upon the occurrence of such event if such Optionee had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under this Option or, if another corporation shall be the surviving corporation, such surviving corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation. In the event of an acquisition of the Company involving a change in control, whether by merger, consolidation, sale of assets, sale of stock or otherwise, this Option shall become exercisable immediately, without regard to the deferred exercise period otherwise stated in Paragraph 4 of this Agreement.


    10. SIX-MONTH HOLDING PERIOD. Any other term or provision of this Agreement notwithstanding, at least six (6) months must elapse from the grant date of the Option to the date that any stock acquired pursuant to such Option is sold. For the purposes of this Paragraph 10, the grant date of any Option issued pursuant to the provisions of the Plan subject to subsequent shareholder approval of the Plan or any amendment thereto shall be the date upon which such approval is duly obtained.

    11. REQUIRED REGISTRATION STATEMENT. This Option is exercisable in accordance with the terms and provisions of this Agreement; provided, however, that if a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the shares of Common Stock subject to this Option is not current and effective on the date of this Agreement, this Option shall not be exercisable until the date such registration statement is made current and effective.


    12. NOTICE. Any notice to be given to the Company as required by this Agreement shall be deemed to have been given upon receipt by the Company's secretary at 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105.


    13. OPTION IS SUBJECT TO PLAN. The Option granted herein is granted pursuant to the Company's 1992 Non-Qualified Stock Option Plan, as in effect on the date hereof and as hereafter amended, and is expressly granted and made subject to the terms and conditions of such Plan.

    IN TESTIMONY WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       PCA INTERNATIONAL, INC.

[CORPORATE SEAL]                       By:
                                                    John Grosso, President


ATTEST:


Bruce A. Fisher, Secretary


                      , Optionee